Fair Value Measurements	12 Months Ended
Dec. 31, 2010
Fair Value Measurements
Fair Value Measurements

6. FAIR VALUE MEASUREMENTS

Fair Value Measurements and Investments

The following table summarizes the financial instruments measured at fair value on a recurring basis in the accompanying consolidated balance sheets:

	As of December 31, 2010				As of December 31, 2009
Assets (liabilities) in millions	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

Available for sale investments	$—	$41.1	$—	$41.1	$110.8	$93.3	$11.6	$215.7

Trading investments	—	—	—	—	—	—	38.4	38.4

Auction rate securities right	—	—	—	—	—	—	2.0	2.0

Suntech warrant	—	—	5.2	5.2	—	—	19.2	19.2

Interest rate swaps and options thereon	—	(4.3)	—	(4.3)	—	0.8	—	0.8

Currency forward contracts	(7.0)	—	—	(7.0)	3.3	—	—	3.3

Other derivatives	—	—	1.6	1.6	—	—	—	—

Contingent consideration related to acquisition of SunEdison and Solaicx	(80.2)	—	(26.2)	(106.4)	—	—	(77.4)	(77.4)

	$(87.2)	$36.8	$(19.4)	$(69.8)	$114.1	$94.1	$(6.2)	$202.0

The Suntech warrant consists of a fully vested, non-forfeitable warrant to purchase common shares of Suntech, a customer, which was received at the time that MEMC signed a long-term supply agreement with Suntech. We used a lattice model to determine the fair value of the Suntech warrant. Determining the appropriate fair value model and calculating the fair value of the warrant requires the making of estimates and assumptions, including Suntech's stock price volatility, interest rate, dividends, marketability and expected return requirements. The Suntech warrant is considered a derivative and, accordingly, changes in the value of the warrant are recorded in non-operating (income) expense. The notional amount of the warrant was $205.8 million as of December 31, 2010 and 2009.

We acquired less than 10% of the common stock of a customer ("Gintech") at the same time as the execution of a long-term supply agreement with that customer. This investment is accounted for at fair value and is classified as a long-term available-for-sale investment.

The carrying amount of our outstanding short-term debt, long-term debt and capital lease obligations at December 31, 2010 and 2009 was $682.7 million and $416.6 million, respectively. The estimated fair value of that debt and capital lease obligations was $510.4 million and $413.2 million, respectively, at December 31, 2010 and 2009. Fair value is calculated using a discounted cash flow model with consideration for our non performance risk. A large portion of our debt relates to solar energy system financing at SunEdison.

The fair value of our currency forward contracts is measured by the amount that would have been paid to liquidate and repurchase all open contracts and was a liability of $7.0 million and an asset of $3.3 million at December 31, 2010 and 2009, respectively. See further disclosures in Note 7.

We have estimated the fair value of the contingent consideration for Solaicx at $26.2 million, which reflects a discount at a credit adjusted interest rate for the period of the contingency. That measure is based on significant inputs that are not observable in the market, which U.S. GAAP refers to as Level 3 inputs. Key assumptions include (i) a discount percentage and (ii) a probability adjusted level of revenue achieved by Solaicx during the period between July 1, 2010 and December 31, 2011. As of December 31, 2010, we recorded $80.2 million of contingent consideration for SunEdison. This liability was paid on February 1, 2011 for a combination of $55.7 million in cash and the issuance of 2.1 million shares in MEMC common stock. That measure was based on the cash amount and the stock price at the date of issuance, which U.S GAAP refers to as Level 1 inputs.

There were no transfers out of Level 1 and Level 2 financial instruments during the year ended December 31, 2010 other than sales of $110.8 million and $52.5 million, respectively. There was a transfer into Level 1 of $80.2 million for the SunEdison contingent consideration as of December 31, 2010, because the fair value of the stock issued was based on the closing price of our stock, which is actively traded and considered a Level 1 input. There were no transfers into Level 2 financial instruments during the year ended December 31, 2010. The following table summarizes changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31, 2010 and 2009:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
In millions	Available for Sale Investments	Trading Investments	Auction Rate Securities Right	Suntech Warrant	Contingent consideration related to the acquisitions of SunEdison and Solacix	Other Derivatives	Total

Balance at December 31, 2008	$22.8	$44.1	$6.2	$13.8	$—	$—	$86.9

Total unrealized gains (losses) included in earnings	(2.3)	5.2	(4.2)	5.4	(0.4)	—	3.7

Total unrealized losses included in other comprehensive income, net	(9.1)	—	—	—	—	—	(9.1)

Purchases, sales, redemptions and maturities	(9.7)	(10.9)	—	—	(77.0)	—	(97.6)

Transfers to Level 3, net	9.9	—	—	—	—	—	9.9

Balance at December 31, 2009	$11.6	$38.4	$2.0	$19.2	$(77.4)	$—	$(6.2)

Total unrealized gains (losses) included in earnings	—	0.5	(1.8)	(14.0)	(3.0)	—	(18.3)

Total unrealized losses included in other comprehensive income, net	0.2	—	—	—	—	—	0.2

Purchases, sales, redemptions and maturities	(9.2)	(38.9)	(0.2)	—	(26.0)	1.6	(72.7)

Transfers out of Level 3, net	(2.6)	—	—	—	80.2	—	77.6

Balance at December 31, 2010	$—	$—	$—	$5.2	$(26.2)	$1.6	$(19.4)

The amount of total gains (losses) in 2009 included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held December 31, 2009	$(2.3)	$5.2	$(4.2)	$5.4	$(0.4)	$—	$3.7

The amount of total gains (losses) in 2010 included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held December 31, 2010	$—	$—	$—	$(14.0)	$(3.0)	$—	$(17.0)

Valuations of our Level 3 trading and available for sale financial instruments were performed using a discounted cash flow model which involved making assumptions about expected future cash flows based on estimates of current market interest rates. Our models include estimates of market data, including yields or spreads of trading instruments that are believed to be similar or comparable, when available, and assumptions that are believed to be reasonable on nonobservable inputs. Such assumptions include the tax status (taxable vs. tax-exempt), type of security (type of issuer, collateralization, subordination, etc.), credit quality, duration, likelihood of redemption, insurance coverage and degree of liquidity in the current credit markets.